UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2022

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment to a Current Report on Form 8-K/A supplements the Current Report on Form 8-K of Centene Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2022.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2022, and in connection with the previously announced appointment of Sarah M. London as the Chief Executive Officer of the Company, the Board of Directors of the Company (the “Board”) approved a new compensation package for Ms. London. Effective as of March 29, 2022, Ms. London’s compensation will consist of:

•an annual base salary of $1,400,000,
•an annual cash incentive bonus target under the Centene Corporation Short-Term Executive Compensation Plan of 150% of her base salary, of which the annual bonus opportunity for the 2022 performance year will be prorated to reflect the portion of the period in which Ms. London serves as the Chief Executive Officer and a portion paid based on her earnings prior to her new salary, and
•a long-term incentive target opportunity of $12,500,000 commencing with the next annual grant cycle of the Company. Ms. London’s long-term incentive target opportunity consists of:
◦a cash-based target long-term incentive award of $1,875,000 under the Centene Corporation Long-Term Incentive Plan, and
◦target long-term equity incentive awards under the Centene Corporation 2012 Stock Incentive Plan, as amended (the “2012 Plan”) with an aggregate grant date value of $10,625,000.

In order to bring Ms. London’s participation level for the 2022-2024 performance period up to her new long-term equity incentive award target level, on March 29, 2022, the Board granted Ms. London an award of performance-based restricted stock units for the 2022-2024 performance period with a grant date value of $7,625,000, which will vest based on the performance metrics previously approved by the Board for the 2022-2024 performance period.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	March 31, 2022	By:	/s/ Christopher A. Koster
Christopher A. Koster Executive Vice President, Secretary and General Counsel